CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2011
CAPITAL COMMITMENTS [Abstract]
CAPITAL COMMITMENTS

30.	CAPITAL COMMITMENTS

Vessel Conversion

The Nusantara Regas Satu has recently completed its retrofitting into a FSRU in April 2012.  The vessel upon delivery to West Java, is expected to commence its long-term charter with Nusantara Regas at the beginning of May 2012.  As of December 31, 2011, in addition to shipyard payments, the Company had commitments to other various suppliers of services and equipment relating to the retrofit of the vessel. As at December 31, 2011, the estimated timing of the outstanding payments in connection with the Nusantara Regas Satu FSRU retrofitting is due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2012	81,070

Newbuilding Contract

In 2011, we entered into newbuilding contracts for the construction of seven LNG carriers and two FSRUs with the Korean shipyard Samsung. Five of these vessels are scheduled to be delivered in 2013 and the remaining four vessels including the two FSRUs are scheduled to be delivered in 2014. The total cost of the nine vessels is approximately $1.9 billion of which $1.7 billion remain outstanding as at December 31, 2011.

As at December 31, 2011, the estimated timing of the payments in connection with these newbuildings is due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2012	153,245
Payable within 12 months to December 31, 2013	925,730
Payable within 12 months to December 31, 2014	615,355
1,694,330

As discussed in note 1, as at December 31, 2011, the Company did not have facilities in place to finance its newbuilding program.  As of April 27, 2012 the Company required additional financing of approximately $2.4 billion to fund its newbuild construction commitments.